UNITED STATE
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 29, 2009

                          SYNERGY RESOURCES CORPORATION
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Colorado                         None                  20-2835920
-------------------------          ------------------     ----------------------
(State or other jurisdiction      (Commission File No.)       (IRS Employer
     of incorporation)                                      Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
                   ------------- ----------------------------
                (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (970) 737-1073
                                                           --------------

                                       N/A
                   ------------------------------------ ----
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.02   Unregistered Sales of Equity Securities.

     On June 29, 2009 the Company completed the private sale of 1,000,000 units at a price of $3.00 per unit. Each unit consisted of two shares of the Company's common stock, one Series A Warrant and one Series B Warrant.

     Each Series A Warrant entitles the holder to purchase one share of the Company's common stock at a price of $6.00 per share. The Series A Warrants expire on the earlier of December 31, 2012 or twenty days following written notification from the Company that its common stock had a closing bid price at or above $7.00 for any ten of twenty consecutive trading days.

     Each Series B Warrant entitles the holder to purchase one share of the Company's common stock at a price of $10.00 per share. The Series B Warrants expire on the earlier of December 31, 2012 or twenty days following written notification from the Company that its common stock had a closing bid price at or above $12.00 for any ten of twenty consecutive trading days.

     The Company relied upon the exemption provided by Section 4(2) of the Securities Act of 1933 with respect to the sale of the units. The persons who acquired the units were sophisticated investors and were provided full information regarding the Company. There was no general solicitation in connection with the offer or sale of the units. The persons who acquired the units acquired them for their own accounts. The certificates representing shares of common stock and warrants will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration.

     The Company paid Scottsdale Capital Advisors a commission of $47,600 in connection with sale of 158,667 units.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 30, 2009.

                                 SYNERGY RESOURCES CORPORATION



                                 By:   /s/ William E. Scaff, Jr.
                                      ----------------------------------------
                                       William E. Scaff, Jr., Vice President